WY FUNDS
SUPPLEMENT DATED JUNE 27, 2014
TO PROSPECTUS DATED MAY 1, 2014

Effective June 27, 2014, the “How to Redeem Shares” section of the Prospectus of the WY Funds is revised to add the following to the end of the last paragraph of the section:

A shareholder may make an in-kind redemption (receive proceeds of a redemption in securities instead of cash) pursuant to procedures adopted by the Board of Trustees.  Please contact the transfer agent for information on how to make an in-kind redemption.